UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2020

Remark Holdings, Inc.

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 S. Commerce St. Las Vegas, NV	89106	702-701-9514
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MARK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2020 annual meeting of stockholders (the “2020 Annual Meeting) of Remark Holdings, Inc. (“we”, “us” or “our”) held on July 23, 2020, our stockholders approved an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock to 300,000,000, and we filed a Certificate of Amendment to our Amended and Restated Certificate of Incorporation (the “Charter Amendment”) with the Secretary of State of the State of Delaware on July 23, 2020 to reflect this amendment.

We subsequently determined that the disclosure contained in the definitive proxy statement disseminated to our stockholders in connection with the 2020 Annual Meeting included an inadvertent drafting error describing the proposal to approve the Charter Amendment as a non-discretionary item instead of a discretionary item. In particular, the proxy statement suggested that brokers would not have the ability to vote shares held on behalf of a beneficial owner for which no voting instructions are provided with respect to the approval of the proposal, even though, consistent with applicable rules, such discretionary voting is permitted on this proposal.

As a result, on July 30, 2020, we filed a Certificate of Correction (the “Certificate of Correction”) of the Charter Amendment with the Secretary of State of the State of Delaware that serves to nullify the increase in the number of authorized shares included in the Charter Amendment, which became effective immediately upon filing. The foregoing description of the Certificate of Correction is qualified in its entirety by reference to the full text of the Certificate of Correction, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Certificate of Correction of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remark Holdings, Inc.

Date:	July 31, 2020	By:	/s/ Kai-Shing Tao
		Name:	Kai-Shing Tao
		Title:	Chief Executive Officer